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                                                                 EXHIBIT (10)(a)

   THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK ("USL")
                      Administrative Center:  Houston, TX
                    APPLICATION FOR VARIABLE LIFE INSURANCE

NOTICE: The amount of duration of the Death Benefit Proceeds and the Cash Values provided by the policy when based on the investment experience of a Separate Account, are variable, may increase or decrease, and not guaranteed as to fixed dollar amount. Upon the owner's written request, USL will provide an illustration of the benefits and values of the policy, including the Death Benefits and Cash Values.


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                                                    PART 1. GENERAL INFORMATION
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
1. NAMES OF PERSONS PROPOSED FOR INSURANCE                               Date of Birth    Ins.    Place of      Height
   FIRST        MIDDLE             LAST          Sex      Relationship   Mo   Day   Yr     Age      Birth      Ft    In    Weight
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A.  JOHN          M                DOE            M         Primary        1 - 1 - 62       35     TEXAS         5"10"      175
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Drivers Lic Num & State:____________________________ SS# ___________________
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B.
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Drivers Lic Num & State:____________________________ SS# ___________________
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C.
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D.
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For child or family benefits, list only children who are natural or legally adopted children of the Primary Proposed Insured or
Spouse and who actually reside at the address of the Primary Proposed Insured.
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2. PRESENT RESIDENCE OF PRIMARY PROPOSED INSURED             | 7. PREMIUMS TO BE PAID
   Address  123 Main St.                                     |    [ ]  Automatic Bank Check               [ ] Direct
   City    Houston              State Texas  ZIP 77041       |    [ ]  List Bill or Government Allotment    List Bill #____________
   Telephone (713) 466-3800       No. of Yrs.   10           |         Company_____________________________________________________
_____________________________________________________________|    [ ]  Annually        [ ] Semi-Annually         [ ] Quarter
3. OCCUPATION Proposed Insured A                             |    Amount paid with application $ _______________ or    [ ] None
   Occupation    Banker               Yrs.   10              |_____________________________________________________________________
                 -------------------        ----             | 8. BENEFICIARY DESIGNATION Proposed Insured A
   Employer Name   Bank One                                  |
                 ---------------------------------           |    ----------------------------------------------------------
   Address ---------------------------------------           |    First                                        Relationship

   City                       State       Zip                |    _______________________________________________________________
       -------------------          -----     -----          |     Second                                      Relationship
   Telephone (   )                                           |
                  --------------------------------           |    _______________________________________________________________
                                                             |     Trust Name                                  Date of Trust
   Proposed Insured B                                        |
                                                             |    Proposed Insured B
   Occupation                        Yrs.                    |
             ------------------            ----              |    _______________________________________________________________
   Employer Name                                             |     First                                       Relationship
                ----------------------------------           |
   Address                                                   |    _______________________________________________________________
          ----------------------------------------           |     Second                                      Relationship
   City                       State        Zip               |
       -------------------          -----      -----         |    _______________________________________________________________
   Telephone (   )                                           |     Trust Name                                  Date of Trust
                  --------------------------------           |
                                                             |_____________________________________________________________________
_____________________________________________________________| 9. PREMIUM  PAYOR
4. HAS PROPOSED INSURED A OR B USED TOBACCO IN ANY FORM      |    Name_____________________________________________________________
   IN THE PAST 24 MONTHS?                                    |    Address__________________________________________________________
   Proposed Insured A  [ ] Yes  [X] No                       |    City_____________________________________ State _____  ZIP_______
   Proposed Insured B  [ ] Yes  [ ] No                       |    Relationship to Primary Proposed Insured_________________________
_____________________________________________________________|    Secondary Payor
5. PLAN OF BASIC INSURANCE:                   Amount         |    Name   John Doe
        Variable Universal Life                              |    Address 123 Main St.
   ----------------------------------------     $ 25,000     |    City Houston                                State TX    ZIP 77041
   Planned Periodic Premium                     $__________  |_____________________________________________________________________
   Lump Sum Payment                             $__________  | 10. POLICYOWNER AND TAXPAYER IDENTIFICATION NUMBER
   Benefit Option:  [ ]  1 - Level  2 - Increasing           |     (must be completed)
   Are you requesting Select Rates?  [ ] Yes  [ ] No         |     Policyowner Name_______________________________________________
_____________________________________________________________|     Address________________________________________________________
6. ADDITIONAL BENEFITS TO BE ADDED           Amount          |     City_______________________________________State_____ ZIP______
   [ ] Terminal Illness Rider                                |     Social Security or Tax ID Number_______________________________
   [ ] Waiver of Monthly Deduction                           |     Policyowner Date of Birth______________________________________
   [ ] Accidental Death Benefit............. $_____________  |     [ ] Insured      [ ] Other     Relationship____________________
   [ ] Spouse/Other Insured Rider........... $_____________  |     Contingent Owner Designation
   [ ] CIB __________ Units                                  |     Contingent Policyowner Name____________________________________
   [ ] Automatic Increase Rider               _____________% |     Social Security or Tax ID Number_______________________________
   [ ] Return of Premium Death Benefit Option                |     (Contingent Policyowner designation becomes effective upon
   [ ] Other _______________________________ $_____________  |     the death of the Primary Owner)

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                                      -1-
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

11.  HAS ANY PERSON PROPOSED FOR INSURANCE DURING THE LAST 12 MONTHS
     a. had a heart attack, stroke, cancer, diabetes, or disorder of the immune system?                           [ ] Yes   [X] No
     b. been confined to a hospital or other health care facility and/or been advised to have any diagnostic
        test or surgery not yet performed?                                                                        [ ] Yes   [X] No
____________________________________________________________________________________________________________________________________

                     Temporary insurance is not available if there are any "yes" answers to question number 11
___________________________________________________________________________________________________________________________________
12.  REPLACEMENTS, EXCHANGES, CONVERSIONS
If this is a replacement, required state replacement forms and disclosures must be used.

a.    List below all Life Insurance policies in force and applied for in all companies.
        (Use explanations section on pg. 3 if necessary.)

 Proposed      Proposed                                          Coverage Amount        Is Beneficiary           Replace
  Insured       Insured                         Year                                      Business or
     A             B               Company      Issued          Life            ADB         Personal?         Yes        NO
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
                                                                                                               Proposed Insured:
                                                                                                                   A      B-D
                                                                                                              Yes    No   Yes    No
b.  Is this insurance intended to be a 1035 tax-free exchange?                                                [ ]   [X]   [ ]   [ ]
c.  Is this insurance intended to be a term conversion?                                                       [ ]   [X]   [ ]   [ ]
d.  Will this insurance replace, change, or use the cash value of any existing insurance policy or annuity?   [ ]   [X]   [ ]   [ ]
___________________________________________________________________________________________________________________________________
                                                 PART 2. UNDERWRITING INFORMATION
Important:                (QUESTIONS 1 & 2 MUST BE ANSWERED EVEN IF A MEDICAL EXAM WILL BE PROVIDED)
___________________________________________________________________________________________________________________________________
PROVIDE DETAILS TO ANY YES ANSWERS UNDER EXPLANATIONS ON PAGE 3

1. Has any Proposed Insured:
                                                                                                             Proposed Insured
                                                                                                                 A   |  B-D
                                                                                                             Yes  No | Yes   No
   a. in the past 2 years flown in any type of aircraft or plan to fly in the future, other than                     |
      as a passenger?...................................................................................... [ ]  [X] |  [ ]  [ ]
      (If "Yes" complete Military & Civilian Aviation Supplement.)                                                   |
   b. in the past 2 years participated or expect to participate in any vehicle racing on land or water,              |
      bobsledding, scuba or skin diving, skydiving or parachuting, ultralight aviation, or mountaineering?. [ ]  [X] |  [ ]  [ ]
      (If "Yes" complete Avocation Questionnaire.)                                                                   |
   c. during the past 90 days submitted an application for life insurance to any other company or is any             |
      contemplated?........................................................................................ [ ]  [X] |  [ ]  [ ]
   d. ever had a life insurance application modified, rated, declined, postponed, withdrawn, canceled, or            |
      refused for renewal?................................................................................. [ ]  [X] |  [ ]  [ ]
   e. any intention of traveling or residing outside the United States or Canada within the next 24 months. [ ]  [X] |  [ ]  [ ]
   f. during the past 3 years been refused a driver's license, had a moving violation, or been involved in           |
      1 or more accidents?................................................................................. [ ]  [X] |  [ ]  [ ]
      (If "Yes" give license number, issue state & details.)                                                         |
   g. ever used cocaine, barbiturates, heroin, or other narcotic drugs, except as legally prescribed by a            |
      physician?........................................................................................... [ ]  [X] |  [ ]  [ ]
   h. ever sought, received advice, counseling or treatment for the use of alcohol, marijuana, barbiturates,         |
      or drugs including prescription drugs?............................................................... [ ]  [X] |  [ ]  [ ]
_____________________________________________________________________________________________________________________| ____________
2. Has any Proposed Insured ever been diagnosed or treated by any member of the medical profession for               |
   Acquired Immune Deficiency Syndrome (AIDS)?                                                              [ ]  [X] |
_____________________________________________________________________________________________________________________| ____________
3. Has any Proposed Insured in the past 3 years ever had:                                                            |
   a.  fainting spells, nervous disorder, convulsions or paralysis?........................................ [ ]  [X] |  [ ]  [ ]
   b.  pain or discomfort in the chest, or shortness of breath?............................................ [ ]  [X] |  [ ]  [ ]
   c.  disorder of the stomach, intestines, rectum or blood in the urine?.................................. [ ]  [X] |  [ ]  [ ]
_____________________________________________________________________________________________________________________| ____________
4. Has any Proposed Insured, ever consulted a physician for or been diagnosed or treated for:                        |
   a. mental disorder, epilepsy or stroke?................................................................. [ ]  [X] |  [ ]  [ ]
   b. disease or disorder of the heart or blood vessels, heart attack, high blood pressure, or                       |
      rheumatic fever?..................................................................................... [ ]  [X] |  [ ]  [ ]
   c. elevated cholesterol?................................................................................ [ ]  [X] |  [ ]  [ ]
   d. disease or disorder of the lungs, asthma, emphysema, or tuberculosis?................................ [ ]  [X] |  [ ]  [ ]
   e. disease or disorder of stomach, intestines, rectum, liver, or gall bladder?.......................... [ ]  [X] |  [ ]  [ ]
   f. disease or disorder of the kidney, bladder, or prostate gland?....................................... [ ]  [X] |  [ ]  [ ]
   g. sugar, albumin, blood, or pus in the urine?.......................................................... [ ]  [X] |  [ ]  [ ]
   h. cancer, tumor, syphilis, diabetes, gland or blood disorder, ulcer, rupture, or disease or disorder             |
      of the breast or reproductive organs?................................................................ [ ]  [X] |  [ ]  [ ]
_____________________________________________________________________________________________________________________| ____________
5. Has any Proposed Insured during the past 3 years:                                                                 |
   a. received or claimed disability or hospital indemnity benefits or a pension for any injury, sickness,           |
      disability or impaired condition?.................................................................... [ ]  [X] |  [ ]  [ ]
   b. had any other impairment, sickness, laboratory tests, or diagnostic procedures?...................... [ ]  [X] |  [ ]  [ ]
   c. been confined in a hospital or other health care facility, had a blood transfusion, or had surgery             |
      performed, advised, or contemplated?................................................................. [ ]  [X] |  [ ]  [ ]
_____________________________________________________________________________________________________________________| ____________
6. Is any Proposed Insured now taking any medication or under any treatment?                                [ ]  [X] |  [ ]  [ ]
_____________________________________________________________________________________________________________________| ____________
7. MEDICAL EXAM CERTIFICATE (Complete when submitting a medical examination from another company.)                   |
   a. Attached examinations on the life of:                                                                          |
      ______________________________________________________________________________________________________________ |
                                                                                                                     |
   b. Name of insurance company for which examination was made and date of the examination:                          |
      ______________________________________________________________________________________________________________ |
       Company                                                                   Date of Exam                        |
   c. Has Proposed Insured A or B consulted a doctor or other practitioner or received medical or surgical           |
      advice since the date of the examination?............................................................ [ ]  [X] |  [ ]  [ ]
   d. To the best of Proposed Insured A's or B's knowledge and belief, are any statements in the                     |
      examination now inaccurate, as of today?............................................................. [ ]  [X] |  [ ]  [ ]

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                                      -2-
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8. FAMILY HISTORY

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

                       Proposed Insured A                                               Proposed Insured B
-------------------------------------------------------------    ---------------------------------------------------------------
Family      If living    If not living,  State of health or      Family     If living     If not living,    State of health or
History   current age(s)  age at death  cause & date of death    History  current age(s)   age at death    cause & date of death
-------------------------------------------------------------    ---------------------------------------------------------------
Father                                                           Father
-------------------------------------------------------------    ---------------------------------------------------------------
Mother                                                           Mother
-------------------------------------------------------------    ---------------------------------------------------------------
Brothers                                                         Brothers
& Sisters                                                        & Sisters
-------------------------------------------------------------    ---------------------------------------------------------------
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9.  PERSONAL PHYSICIAN INFORMATION

                      Proposed Insured A                                                  Proposed Insured B
               Who is your personal physician?                                     Who is your personal physician?

Name: _____________________________________________________         Name: ______________________________________________________
Address: ___________________________________________________        Address: ___________________________________________________
City _________________________ State ___________ Zip________        City _________________________ State ___________ Zip________
Phone:  (   )_______________________________________________        Phone:  (   )_______________________________________________
Date personal physician was last seen? _____________________        Date personal physician was last seen? _____________________
Reason Seen? _______________________________________________        Reason Seen? _______________________________________________
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EXPLANATIONS:

Details of any "Yes" answers to questions 1-7. Identify question number; circle applicable items; include diagnosis, treatment dates, duration, and names and addresses of all attending physicians and health care facilities.

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  QUES                  (Proposed) Insured A                               QUES                 (Proposed) Insureds B-D
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                                                PART 3. FINANCIAL INFORMATION
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FINANCIAL INFORMATION MUST BE COMPLETED (1) FOR BUSINESS INSURANCE OR (2) FOR A PROPOSED INSURED AGE 65 OR OVER OR (3) WHERE THE
FACE AMOUNT EXCEEDS $250,000 FOR PROPOSED INSUREDS UNDER AGE 65. IF FACE AMOUNT APPLIED FOR IS $1 MILLION OR MORE, PROVIDE AN
EXPANDED FINANCIAL STATEMENT. I BELIEVE THAT THIS PURCHASE OF LIFE INSURANCE IS SUITABLE FOR THIS APPLICANT/INSURED, BASED UPON THE
APPLICANT'S NEEDS, FINANCIAL SITUATION AND INSURANCE OBJECTIVES.
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1.  For personal insurance:
    a.  What is the purpose of the insurance? Check all that apply.
        [ ] Estate preservation  [ ] Family protection  [ ] Mortgage protection  [ ] Charitable  [ ] Other ____________________

    b.  What is the Proposed Insured(s)
        1)  Annual earned income $____________________                    3)  Total assets $___________________
        2)  Annual interest & other income $________________              4)  Total liabilities $______________
            (include retained earnings)

  2.    For business insurance:
        a. What is the purpose of the insurance? Check all that apply.
           [ ] Key person     [ ] Buy-Sell    [ ] Split dollar    [ ] Stock redemption   [ ] Creditor    [ ] Other_________________
        b. Annual net profit before taxes:  Last year $________________   2 years ago $_________________   net worth $_____________
        c. If key person insurance: Retained earnings $ _______________                     Yes              No
           1)  Are all partners or key people to be covered?                                [ ]              [ ]
           2)  Does either Proposed Insured have an ownership interest in the business?     [ ]              [ ]
               If "Yes" what is Proposed Insured A's percent of ownership?__________%
               If "Yes" what is Proposed Insured B's percent of ownership?__________%
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                                      -3-

SPECIAL INSTRUCTIONS

--------------------------------------------------------------------------------
               AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION

I hereby give my consent to: (1) any physician or medical practitioner; (2) hospital, clinic, or other health care facility; (3) insurance or reinsurance company; (4) consumer reporting agency, insurance support organization; (5) my employer; or (6) the Medical Information Bureau, Inc., to give to THE
UNITED STATES LIFE Insurance Company In the City of New York ("USL") all information it has pertaining to: (1) my medical consultations, treatments or surgeries; (2) hospital confinements which concern the physical and mental condition of myself, my spouse or my minor children; (3) my use of drugs or alcohol; or (4) any other non-health (non-medical) information.

In turn, USL is free to disclose such information and any information developed during its evaluation of my application to: (1) its reinsurers; (2) the Medical Information Bureau, Inc.; (3) other insurance companies; (4) me;
(5) any physician designated by me; or (6) any person or entity required to receive such information by law or as I may further consent.

I, as well as any person authorized to act on my behalf, may, upon written request, obtain a copy of this consent from USL.

This consent shall be valid for thirty (30) months from the date stated below. I agree that a photocopy of this consent shall be as valid as the original. I authorize USL to obtain an investigative consumer report on me. I understand that I may: (1) request to be interviewed in connection with the preparation of the investigative consumer report; and (2) receive, upon written request, a copy of such report if no personal interview is in fact conducted.

DECLARATION. I have read the above statements or they have been read to me. I represent that the above statements are true and complete to the best of my knowledge and belief. I understand that any misrepresentation contained in this application and relied on by the Company may be used to reduce or deny a claim or void the policy if it is within its contestable period and if such misrepresentation materially affects the acceptance of the risk. Except as may be provided in a Limited Temporary Life Insurance Agreement for which all eligibility requirements are met, I understand and agree that no insurance shall be in effect pursuant to this application, or under any policy issued by the Company, until: (1) the policy has been delivered and accepted; (2)
the full first mode premium for the issued policy has been paid; and, (3) between the date of the application and the delivery and acceptance of the policy, there has been no material change in the health of any person proposed for insurance. I understand and agree that no agent is authorized to: (1) accept risks or pass upon insurability; (2) make or modify contracts;
or (3) waive any of the Company's rights or requirements.

I have received a copy of the Fair Credit Reporting Act, Medical Information
Bureau (MIB), Insurance Information Practices, and Telephone Interview
Information notices.

IF ELIGIBLE: I have received and accepted the Limited Temporary Life
Insurance Agreement. Temporary insurance is available only if: (1) the full first mode premium is submitted with this application; and (2) only "No" answers have been given in Part 1, Question 11.
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Under penalties of perjury, I certify: (1) that the number shown on this application is my correct social security (or taxpayer identification) number and (2) that I am not subject to backup withholding under Section
3406(a)(1)(C) of the Internal Revenue Code.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
--------------------------------------------------------------------------------
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

Signed at __________________________________________________________  Date:______________________________
                          CITY                      STATE

X____________________________________      X________________________________________      X___________________________________
 SIGNATURE OF PROPOSED INSURED A            SIGNATURE OF OWNER/TRUSTEE (If other than       SIGNATURE OF OWNER
 (If below age 15, signature of parent      Primary Proposed Insured. Show officer's
 or guardian.)                              title if signing for firm.)

X____________________________________      X________________________________________      X___________________________________
  SIGNATURE OF PROPOSED INSURED B           SIGNATURE OF OWNER                             SIGNATURE OF OWNER

I certify that I have truthfully and accurately recorded on the application the information supplied by the Proposed Insured(s) and personally witnessed the signature(s) of the Proposed Insured(s).

______________________________       _________________________________       ______________________________    ____________________
   AGENT NAME (Please Print)                  SIGNATURE OF AGENT                        AGENT NO.                STATE LICENSE NO.

              AGENT'S REPORT (MUST be completed to issue policy.)

 1. IF PRIMARY PROPOSED INSURED HAS LIVED AT PRESENT ADDRESS LESS THAN 5 YEARS, LIST PREVIOUS ADDRESSES FOR THE PAST 5 YEARS, WITH DATES.


    List address where correspondence should be sent, if different than the Primary Proposed Insured's or Owner's address shown in Part 1.

 2. CURRENT MARITAL STATUS
    [ ] Married    [ ] Single   [ ] Divorced    [ ] Separated    [ ] Widowed

 3. IF MARRIED, WHAT AMOUNT OF INSURANCE IS IN FORCE ON THE SPOUSE? $__________________

 4. IF PRIMARY PROPOSED INSURED IS A CHILD, WHAT AMOUNT OF INSURANCE IS IN FORCE ON THE FATHER AND/OR MOTHER? $____________________

 5. HOW LONG HAVE YOU KNOWN THE PROPOSED INSURED(S)?
    Insured A ______________    Insured B ______________

 6. ARE YOU RELATED BY BLOOD OR MARRIAGE TO ANY PROPOSED INSURED?
    [ ] Yes     [ ] No      Relationship _______________________

 7. DID YOU PERSONALLY SEE ALL PROPOSED INSUREDS AND ASK EACH AND EVERY QUESTION AND ACCURATELY RECORD THEIR ANSWERS YOURSELF?
    [ ] Yes     [ ] No      If "No" give details in Remarks.

 8. WHICH OF THE FOLLOWING HAVE YOU SCHEDULED?               Proposed Insured
                                                                 A       B
         Blood Profile                                          [ ]     [ ]
         HOS                                                    [ ]     [ ]
         Inspection                                             [ ]     [ ]
         Resting EKG                                            [ ]     [ ]
         Stress EKG                                             [ ]     [ ]
         Chest X-Ray                                            [ ]     [ ]
         Para Med ________________________________________      [ ]     [ ]
                   NAME OF EXAMINER/SERVICE      DATE
         Medical _________________________________________      [ ]     [ ]
                   NAME OF EXAMINER/SERVICE      DATE
         APS from ________________________________________      [ ]     [ ]
                     DOCTOR                      DATE
         APS from ________________________________________      [ ]     [ ]
                     DOCTOR                      DATE

 9. COMPLETE IF PART 3 NOT COMPLETED
    a. Purpose of insurance. Check all that apply.
       [ ] Estate preservation   [ ] Family protection      [ ] Charitable
       [ ] Mortgage protection   [ ] Other________________________________
    b. Annual earned income of the Proposed Insured(s) or of the Payor, if other than the Primary Proposed Insured
       Proposed Insured A  $_____________________________
       Proposed Insured B  $_____________________________

10. TELEPHONE INTERVIEW INFORMATION
    Best time to call Proposed Insured(s) at

    Business (____)_________      Home (____)___________
    Time ___________________      Time _________________

11. AGENT(S) TO RECEIVE COMMISSION & VOLUME CREDIT

    (Circle letter to indicate who           Agency    Agent      Percent
    should receive correspondence.)          Number    Number    of credit
    -----------------------------------------------------------------------
    a.
    -----------------------------------------------------------------------
    b.
    -----------------------------------------------------------------------
    c.
    -----------------------------------------------------------------------

12. To the best of your knowledge, will the insurance applied for replace or change existing insurance or annuity in this or any other company?
    [ ] Yes    [ ] No

    If "Yes," was Definition of Replacement form completed and signed as
    required? [ ] YES    [ ] NO   If "No," please explain:


REMARKS:


          (   )                                X
-------   ----------------------------------   --------------------------------
  Date    Contact Person if other than Agent   SIGNATURE OF AGENT

          (   )
          ----------------------------------   --------------------------------
          Telephone No. of Agent               PLEASE PRINT NAME

          (   )                                X
          ----------------------------------   --------------------------------
          Facsimile No. of Agent               STREET ADDRESS (Please Print)

                                               --------------------------------
                                               CITY             STATE     ZIP

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                            BANK DRAFT INFORMATION
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The Automatic Bank Check plan, commonly known as ABC or Electronic Funds
Transfer, is a preauthorized debit service which offers a convenient way to pay your insurance premiums. Under the ABC plan, your insurance premiums are collected from your bank account electronically. After each premium payment has been withdrawn from your bank account, a single-line entry in the amount of your premium payment will appear on your bank statement. That entry will be your receipt for payment of your premium. When paying with ABC, you no longer have to write additional checks or mail any premium payments. As long as you maintain a sufficient balance in your bank account, your insurance premiums are automatically paid from your account with no further effort on your part.

                         PREAUTHORIZED DEBIT AGREEMENT

I, the undersigned bank account owner, hereby authorize and request THE UNITED STATES LIFE Insurance Company In the City of New York ("Company") to initiate electronic or other commercially accepted type debits against the indicated bank account in the depository institution named below ("Depository") for the payment of premiums and other indicated charges due on the insurance policy or policies listed below (hereafter referred to as "Policy", whether one or more), and to continue to initiate such debits in the event of a conversion, renewal or other change to any such policy. I hereby agree to indemnify and hold the Company harmless from any loss, claim or liability of any kind by reason or dishonor of any debit.

I understand that this Authorization will not affect the terms of the Policy, other than the mode of payment, and that if premiums are not paid within the applicable grace period, the Policy will terminate, subject to any applicable nonforfeiture provision. I acknowledge that the debit appearing on my bank statement shall constitute my receipt of payment, but no payment is deemed made until the company receives actual payment in its Administrative Center. I understand that this Authorization will not result in any insurance becoming effective under any conditional receipt or temporary insurance unless all terms of such conditional receipt or temporary insurance have been met.

I agree that this Authorization may be terminated by me or the Company at any time and for any reason by providing written notice of such termination to the non-terminating party and may be terminated by the Company immediately if any debt is not honored by the Depository named below for any reason.

   POLICY NO.                       INSURED               PREMIUM AMOUNT

------------------      -----------------------------   -------------------

------------------      -----------------------------   -------------------

------------------      -----------------------------   -------------------

    Bank Account Number    _____________________  FREQUENCY: [ ] Monthly
    Transit Routing Number _____________________             [ ] Quarterly
    Name of Depository     _____________________             [ ] Semi-Annually
    Address of Depository  _____________________             [ ] Annually

Preferred withdrawal date_______________________________________

[ ] Please initiate debits against my account for all outstanding premiums due.

             ____________________________________________________
             Signature of Bank Account Owner                 Date

                          PLEASE ATTACH VOIDED CHECK

   THE UNITED STATES LIFE Insurance Company In the City of New York ("USL")
                      Administrative Center:  Houston, TX
                  LIMITED TEMPORARY LIFE INSURANCE AGREEMENT
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Received $_______________________ on this date from____________________________.

This amount was paid when, on this date, a life insurance application was signed in which _________________________________ is named as the Primary Proposed Insured. We agree to provide temporary life insurance coverage as described below, subject to the rules that follow:

ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO THE COMPANY: DO NOT MAKE CHECK PAYABLE TO THE AGENT OR LEAVE THE PAYEE BLANK.

NOTE: AGENT DOES NOT HAVE THE AUTHORITY TO ACCEPT A PREMIUM (INCLUDING AUTOMATIC BANK DRAFT CHECK, SALARY SAVINGS OR GOVERNMENT ALLOTMENT) WITH THIS APPLICATION IF THE CONDITIONS IN THE DECLARATION CANNOT BE MET; IF ANY PART OF QUESTION 11 HAS BEEN ANSWERED "YES", ANSWERED FALSELY, OR LEFT BLANK, THIS AGREEMENT WILL BE VOID AND ANY PAYMENT SUBMITTED WILL BE REFUNDED.

  1. The full first mode premium must be submitted with this application. (Any payment submitted must be honored on its first presentation for payment.)

  2. The answer to all parts of question 11 must be "NO".

  3. Upon receipt of due proof of the death of any person to be insured during the period covered by this agreement, the total amount we will pay under the policy, any riders, and this agreement, will be the lesser of:
     (a) the amount applied for on such person; or
     (b) $300,000 and the amount of any premium paid for coverage in excess of $300,000 on such person.

  4. Such payment will be made in one sum to the beneficiary stated in the application. If death is due to suicide, payment will be limited to the return of the amount paid. Coverage under this agreement will be subject to the terms of the policy for which application is made.

  5. Coverage will begin on the latest of the following dates:
     (a) the date of the application;
     (b) the date that all medical examinations have been taken; or
     (c) the date requested in the application.

  6. Coverage under this agreement will cease on the earliest of the following dates:
     (a) the date we issue the policy as applied for;
     (b) the date a policy issued other than as applied for is offered to the applicant;
     (c) the date we decline the application;
     (d) the date we state that the application will not be considered on a prepaid basis; or
     (e) 60 days from the date coverage begins under this agreement.

  7. Any payment submitted to and accepted by the Company will be:
     (a) applied to pay the first premium due if the policy is issued as applied for;
     (b) applied toward payment of the first premium if a policy is issued other than as applied for and is accepted by the applicant;
     (c) refunded if we decline the application or if the applicant refuses to accept a policy issued other than as applied for.

       No changes may be made in the terms and conditions of this form.

    No statement which claims to make such a change will bind the Company.

I understand and agree that no agent is authorized to accept risks or pass upon insurability, to make or modify contracts, or to waive any of the company's rights or requirements.

Signed at__________________________________________ Date:________________
             CITY               STATE


X __________________________________________________________________________
               SIGNATURE OF AGENT                         AGENT NUMBER

DETACH THIS
NOTICE & LEAVE
IT WITH THE
PROPOSED INSURED

   THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK ("USL")
                      Administrative Center:  Houston, TX
                          NOTICE TO PROPOSED INSURED
--------------------------------------------------------------------------------
                           Fair Credit Reporting Act

In compliance with the Fair Credit Reporting Act, as amended, we advise you that we may, as a part of our normal procedure for processing your contract application, request that an investigative consumer report be prepared whereby information is obtained through personal interviews with your neighbors, friends, former employers, primary insurance company or others with whom you are acquainted. This inquiry includes information as to your character, general reputation, personal characteristics and mode of living.

You have the right to make a written request to our Administration Center within a reasonable period of time to receive additional, detailed information about the nature and scope of this investigation, if one is made. Please address your request to The United States Life Insurance Company In the City of New York, P.O. Box 4880, Administrative Center, Houston, Texas 77210-4880. These reports are obtained in your best interest. They assist us in determining that the Company's insureds meet certain standards, thus allowing us to continue offering coverage at the lowest possible cost to all who qualify.

                          Medical Information Bureau

Information regarding your insurability will be treated as confidential. USL or its reinsurers may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 01112, telephone number
(617) 426-3660.

USL or its reinsurers may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

                        Insurance Information Practices

To issue an insurance policy, we need to obtain information about you and any other persons proposed for insurance. Some of that information will come from you and some will come from other sources. That information and any subsequent information collected by us may in certain circumstances be disclosed to third parties without your specific authorization.

You have a right of access and correction with respect to the information collected about you except information which relates to a claim or civil or criminal proceeding.

If you wish to have a more detailed explanation of our information practices, please contact: The United States Life Insurance Company In the City of New York, Administrative Center, P.O. Box 4880, Houston, Texas 77210-4880.

                Telephone Interview Information (If Applicable)

To help us process your application as rapidly as possible, USL may have one of its representatives contact you by telephone and at your convenience to secure additional underwriting information.

You may be assured that all information developed in this interview will be kept in strictest confidence and used solely for insurance purposes.